                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                            /s/ WALTER V. SHIPLEY
                                            ------------------------------------
                                            Walter V. Shipley
                                            Chairman of the Board and
                                            Director and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                       /s/ FRANK A. BENNACK, JR.
                                                       -------------------------
                                                       Frank A. Bennack, Jr.
                                                       Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                         /s/ SUSAN V. BERRESFORD
                                                         -----------------------
                                                         Susan V. Berresford
                                                         Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                            /s/ M. ANTHONY BURNS
                                                            --------------------
                                                            M. Anthony Burns
                                                            Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                            /s/ MELVIN R. GOODES
                                                            --------------------
                                                            Melvin R. Goodes
                                                            Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                        /s/ WILLIAM H. GRAY, III
                                                        ------------------------
                                                        William H. Gray, III
                                                        Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                             /s/ GEORGE V. GRUNE
                                                             -------------------
                                                             George V. Grune
                                                             Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                         /s/ WILLIAM B. HARRISON JR.
                                         ---------------------------------------
                                         William B. Harrison Jr.
                                         Director and Vice Chairman of the Board

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                              /s/ HAROLD S. HOOK
                                                              ------------------
                                                              Harold S. Hook
                                                              Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                      /s/ THOMAS G. LABRECQUE
                                                      --------------------------
                                                      Thomas G. Labrecque
                                                      Director and President and
                                                       Chief Operating Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                            /s/ HENRY B. SCHACHT
                                                            --------------------
                                                            Henry B. Schacht
                                                            Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                    /s/ JOSEPH L. SCLAFANI
                                                    ----------------------------
                                                    Joseph L. Sclafani
                                                    Principal Accounting Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                            /s/ JOHN R. STAFFORD
                                                            --------------------
                                                            John R. Stafford
                                                            Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                   /s/ PETER J. TOBIN
                                                   -----------------------------
                                                   Peter J. Tobin
                                                   Executive Vice President
                                                     Principal Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of August 1, 1997.


                                                         /s/ MARINA V.N. WHITMAN
                                                         -----------------------
                                                         Marina v.N. Whitman
                                                         Director